UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Von Karman, Suite 110 Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Accountant

On November 22, 2016 Terra Tech Corp. (the “Company”) dismissed Tarvaran, Askelson & Company (“TAC”) as the Company’s independent registered public accounting firm. The decision to change registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports by TAC on the financial statements of the Company as of and for the years ended December 31, 2015 and December 31, 2014, did not contain an adverse opinion or disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2015 and through the subsequent interim period through November 22, 2016, there were no (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and TAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAC, would have caused TAC to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years, or (2) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K, except that TAC advised the Company of material weaknesses involving internal controls and procedures related to (i) a lack of a majority of independent members and a lack of a majority of outside directors on the Company’s Board, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; and (ii) inadequate segregation of duties consistent with control objectives.

The Company provided TAC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that TAC furnish a letter addressed to the SEC stating whether or not TAC agrees with the statements noted above. A copy of the responsive letter, dated November 22, 2016, from TAC, is attached hereto as Exhibit 16.1.

(b) Engagement of New Accountant

The Company has engaged Macias Gini & O’Connell LLP (“MGO”) as its registered public accounting firm, effective November 22, 2016. The decision to appoint MGO as the new registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years and through November 22, 2016, neither the Company nor anyone on its behalf consulted with MGO with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Tarvaran, Askelson & Company to the Securities and Exchange Commission, dated November 22, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: November 22, 2016	By:	/s/ Derek Peterson
Derek Peterson
President and Chief Executive Officer

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